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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) February 2, 2016


                   First Trust Energy Income and Growth Fund
             (Exact Name of Registrant as Specified in its Charter)



       Massachusetts                   811-21549                  11-3716544
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


     10 Westport Road, Suite C101a
          Wilton, Connecticut                                       06897
(Address of Principal Executive Offices)                          (Zip Code)


      Registrant's telephone number, including area code   (630) 765-8000


       ___________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 7.01    Regulation FD Disclosure.


Letter to Shareholders



     (d)   Exhibits

        Exhibit
        Number        Description

           99.1       Letter to Shareholders dated February 2, 2016.





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2016          FIRST TRUST ENERGY INCOME AND GROWTH FUND

                                 By:    /s/ W. Scott Jardine
                                        ----------------------------------
                                 Name:   W. Scott Jardine
                                 Title:  Secretary





                                  EXHIBIT INDEX

        Exhibit
        Number        Description

           99.1       Letter to Shareholders dated February 2, 2016.